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                                                                EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT


        THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of September 16, 1996 by and among REGENCY REALTY CORPORATION ("Borrower"), each of the Guarantors signatory hereto ("Guarantors"), each of the Lenders signatory hereto ("Lenders") and WELLS FARGO BANK, N.A., a national banking association and successor in interest to Wells Fargo Realty Advisors Funding, Incorporated, individually ("Wells Fargo") and as Agent ("Agent").

        WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit Agreement dated as of May 17, 1996 (as amended prior to the date hereof, the "Credit Agreement") and desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1.  Specific Amendments to Credit Agreement.

        (a) The Credit Agreement is hereby amended by deleting from Section 1.1 the definitions of the terms "Eligible Property", "Gross Asset Value" and "Revolving Commitment" and substituting in their respective places the following:

               "Eligible Property" means a Property which satisfies all of the following requirements as determined by the Agent: (a) such Property is owned in fee simple by the Borrower or a Wholly Owned Subsidiary of the Borrower; (b) neither such Property, nor any interest of the Borrower or such Wholly Owned Subsidiary therein, is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness; (c) if such Property is owned by a Wholly Owned Subsidiary, none of the Borrower's direct or indirect ownership interest in such Wholly Owned Subsidiary is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness; and (d) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property.

               "Gross Asset Value" means, at a given time, the sum of (a) the Borrower's Capitalized EBITDA at such time, plus (b) the purchase price paid by the Borrower (less any amounts paid to the Borrower as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements) for any real property acquired for development by the Borrower as a Property during the Borrower's fiscal quarter most recently ended, plus (c) all of Borrower's cash and cash equivalents as of the end of such fiscal quarter, plus (d) with respect to each of the Borrower's Unconsolidated Affiliates, (1) with respect to any of such Unconsolidated Affiliate's Properties under construction, the Borrower's pro rata share of the book value of Construction in Process for such Property as of the end of such fiscal quarter and (2) with respect to any of such Unconsolidated Affiliate's Properties which have been completed, the Borrower's pro rata share of Capitalized EBITDA of such Unconsolidated Affiliate attributable to such Properties, plus (e) the book value of all Construction in Process for real property (including Eckerd Projects) acquired for development by any Loan Party as a Property as such book value is set forth on the Borrower's consolidated balance sheet most recently delivered to the Lenders under Section 8.1.(a) or (b).

               "Revolving Commitment" means an amount equal to $90,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

        (b) The Credit Agreement is hereby amended by deleting Section 4.3. and substituting in its place the following:

               SECTION 4.3. Additional Requirements of Unencumbered Pool Properties.

               The ratio (expressed as a percentage) of (a) the net rentable square footage of all Unencumbered Pool Properties actually occupied by tenants paying rent pursuant to binding leases as to which no monetary default has occurred and is continuing to (b) the aggregate net rentable square footage of all Unencumbered Pool Properties shall at all times equal or exceed 90%. A Property shall cease to be an Unencumbered Pool Property if it shall cease to be an Eligible Property.

        (c) The Credit Agreement is hereby amended by deleting Section 9.2. and substituting in its place the following:

               SECTION 9.2.  Ratio of Total Liabilities to Gross Asset Value.

               The Borrower shall not at any time permit the ratio of its Total Liabilities to its Gross Asset Value to exceed (a) 0.55 to 1.00 prior to the occurrence of either (i) the receipt by Borrower of the last payment for the final amount of Purchased Shares (as defined in the following Stock Purchase Agreement) available under that certain Stock Purchase Agreement dated as of June 11, 1996 by and among Borrower, Security Capital Holdings S.A. and Security Capital U.S. Realty or (ii) June 30, 1997 and (b) 0.50 to 1.00 on and after the occurrence of either such (i) or (ii).

        (d) The Credit Agreement is hereby amended by deleting Annex I attached thereto and substituting in its place Annex I attached hereto.

        (e) The Credit Agreement is amended by increasing the amount of the Commitments of each of the Lenders to the respective amounts set forth on Annex I attached hereto.

        Section 2. Acknowledgment of Lenders' Commitments; Adjustment of Outstandings. The parties hereto hereby agree that after giving effect to the transactions contemplated by this Amendment, the amount of each Lender's respective Commitment is as set forth on Annex I attached hereto. To effect the increase of the Commitment of Wells Fargo in terms of each Lender's Pro Rata Share of Revolving Loans, upon the effectiveness of this Amendment, Wells Fargo shall purchase from the other Lenders, on a non-recourse, "as-is" basis, an appropriate principal amount of Revolving Loans such that after giving effect to all such purchases the principal balance of Revolving Loans owing to each Lender shall equal (a) the aggregate principal balance of all Revolving Loans then outstanding times (b) such Lender's Pro Rata Share (determined with the amount of the Commitments set forth on Annex I attached hereto). All payments to be made or received under this paragraph shall be made on a net basis. If under this paragraph any Lender is obligated to pay any amount to any other party, such Lender shall make payment to Agent for the account of such other party.

        Section 3. Effectiveness of Amendment. All transactions contemplated by this Amendment shall be deemed to have occurred simultaneously upon its effectiveness. This Amendment shall only be effective upon its execution and delivery by all of the parties hereto and the satisfaction of the condition contained in the next sentence. The effectiveness of this Amendment is further subject to receipt by Agent of each of the following in form and substance satisfactory to Agent:

        (a) A Note executed by Borrower, payable to the order of Wells Fargo and in the original principal amount of $60,000,000 (the "New Note") in replacement of the outstanding Note in favor of Wells Fargo in the principal amount of $45,000,000;

        (b) A copy of the resolutions of the board of directors of Borrower authorizing the execution and delivery of this Amendment and the New Note and the increase in the Revolving Commitment effected hereby, certified by the Secretary or an Assistant Secretary of Borrower;

        (c) an opinion of Foley & Lardner, counsel to Borrower, addressed to Agent and Lenders, and regarding the authority of Borrower to execute, deliver and perform this Amendment, the Credit Agreement as amended hereby and the New Note, and such other matters as Agent or its counsel may request; and

        (d) Such other documents and instruments as Agent may reasonably request.

        Section 4. Representations of Borrower. Borrower represents and warrants to Agent and Lenders that:

        (a) Authorization. Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the New Note and to perform its obligations hereunder, under the New Note and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. Each of this Amendment and the New Note has been duly executed and delivered by a duly authorized officer of Borrower and each of this Amendment, the New Note and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

        (b) Compliance with Laws, etc. The execution and delivery by Borrower of this Amendment and the New Note and the performance by Borrower of this Amendment, the New Note and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approval or violate any Applicable Law relating to Borrower the failure to possess or to comply with which would have a Materially Adverse Effect; (ii) conflict with, result in a breach of or constitute a default under Borrower's articles of incorporation or by-laws or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its properties may be bound and the violation of which would have a Materially Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower other than Permitted Liens.

        Section 5. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to Agent and Lenders under the Guaranty to which it is a party, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

        Section 6. Wells Fargo Bank, N.A. as Successor. Each of the parties hereto consents to the assignment by Wells Fargo Realty Advisors Funding, Incorporated ("WFRAFI") to, and the assumption by Wells Fargo Bank, N.A. ("Wells Fargo Bank") of, all of the rights, benefits, obligations and duties of WFRAFI under the Credit Agreement and under the other Loan Documents, both as a Lender and as Agent.

        Section 7. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

     Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
                            [Signatures on Next Page]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

                                    BORROWER:

                                    REGENCY REALTY CORPORATION

                                    By:_________________________________________
                                          Name:  Bruce M. Johnson
                                         Title:  Executive Vice President

                                   GUARANTORS:

                                RRC FL ONE, INC.
                                RRC FL TWO, INC.
                               RRC FL THREE, INC.
                                RRC FL SIX, INC.
                               RRC FL SEVEN, INC.
                                RRC GA ONE, INC.

                                    By:_________________________________________
                                         Name:  Bruce M. Johnson
                                         Title:  Executive Vice President

                                    UNIVERSITY MARKETPLACE
                                    WESTLAND PARK ASSOCIATES
                                    THE QUADRANT AT SOUTHPOINT
                                    RGI-FAIRWAY EXECUTIVE CENTER

                                    By:  RRC FL One, Inc., a General Partner

                                            By:_________________________________
                                                 Name:  Bruce M. Johnson
                                               Title:  Executive Vice President

                                    By:  RRC FL Two, Inc., a General Partner

                                            By:_________________________________
                                                 Name:  Bruce M. Johnson
                                               Title:  Executive Vice President



                    [Signatures Continued on Following Page]

             [Signature Page to Second Amendment to Credit Agreement dated as of September 16, 1996 for Regency Realty Corporation]

                               AGENT AND LENDERS:

                                    WELLS FARGO BANK,  N.A., a national  banking
                                      association  and  successor in interest to
                                      Wells  Fargo  Realty   Advisors   Funding,
                                      Incorporated, individually and as Agent


                                    By:_________________________________________
                                          Name:  Mary Ann Kelly
                                          Title:Vice President


                                    FIRST UNION NATIONAL BANK OF FLORIDA


                                    By:_________________________________________
                                          Name:_________________________________
                                         Title:_________________________________


                                    WACHOVIA BANK OF GEORGIA, N.A.


                                    By:_________________________________________
                                          Name:_________________________________
                                         Title:_________________________________

                                     ANNEX I

                                LIST OF LENDERS,
                     COMMITMENT AMOUNTS AND LENDING OFFICES

Wells Fargo Bank, N.A.

Lending Office (all Types of Loans):         Commitment Amount:

2859 Paces Ferry Road, Suite 1805            $60,000,000
Atlanta, Georgia  30339
Attention:  Mary Ann Kelly
Telecopier:  (404) 435-2262
Telephone:   (404) 435-3800

Wiring Instructions:

To:   Wells Fargo Bank, N.A.
      WFB REG Disbursement Center
      AC 2934507203
      ABA #121000248
      2120 East Park Place, Suite 100
      El Segundo, CA  90245
      Attn:  Judi Mammen
      Loan No.:  8773 ZMA
      Obligor:  Regency Realty Corp.


First Union National Bank of Florida

Lending Office (all Types of Loans):         Commitment Amount:

214 Hogan Street                             $15,000,000
Jacksonville, Florida  32202
Attention: Alice Ricker, Commercial Loan
           Accounting (FL0070)
Telephone No.:  (904) 361-6003
Telecopy No.:  (904) 361-1010

Address for Notices:

First Union National Bank of Florida
P.O. Box 2080
Jacksonville, Florida  32231
Attention: Real Estate Portfolio Management
           (FL0061)
Telephone No.:  (904) 361-1285
Telecopy No.:  (904) 361-1833

Wiring Instructions:

To:   First Union National Bank of Florida
      Jacksonville, Florida
      ABA No.:  063000021
      Account No.:  1459162008
      Account Name:  Regency Realty
        Corporation
      Reference:  #7354172078

Wachovia Bank of Georgia, N.A.

Lending Office (all Types of Loans):         Commitment Amount:

Mail Code GA1810                             $15,000,000
191 Peachtree Street, N.E., 30th Floor
Atlanta, Georgia 30303-1757
Attention:  Betty J. Hightower
Telephone No.:  404-332-4204
Telecopy No.:  404-332-4066

Address for Notices:

Wachovia Bank of Georgia, N.A.
Mail Code GA1810
191 Peachtree Street, N.E., 30th Floor
Atlanta, Georgia 30303-1757
Attention:  Edwin S. Poole, III
Telephone No.:  404-332-5478
Telecopy No.:  404-332-4066

Wiring Instructions:

To:   Wachovia Bank of Georgia, N.A.
      Atlanta, Georgia
      ABA No.:  061000010
      Account No.:  18-800-621
      Account:  WBGA Money Transfer Clearing
      Reference:  Regency Realty Corp Revolving Line